UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 20, 2004

INTERWOVEN, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27389 (Commission File Number)	77-0523543 (IRS Employer Identification No.)

803 11TH Avenue Sunnyvale, CA (Address of principal executive offices)	94089 (Zip code)

Registrant’s telephone number, including area code: (408) 774-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     The press release furnished under Item 9.01 of this Form 8-K includes pro forma operating results and a reconciliation of pro forma operating results to accounting principles generally accepted in the United States of America. Interwoven, Inc. (the “Company” or “Interwoven”) provides pro forma results as additional information to its consolidated results of operations. These pro forma measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from pro forma measures used by other companies. Interwoven believes that the presentation of pro forma results provides useful information to management and investors regarding underlying trends in its consolidated financial condition and results of operations. Readers of Interwoven’s consolidated financial statements are advised to review and consider carefully the financial information prepared in accordance with generally accepted accounting principles contained in this press release and Interwoven’s periodic filings with the Securities and Exchange Commission.

     On October 20, 2004, the Company released its consolidated financial results for the three- and nine-month periods ended September 30, 2004 in a conference call with shareholders, investors and analysts. The conference call was announced on October 5, 2004, and was available to the public through live teleconference and audio Webcast and will continue to be available for a limited time through audio replay or Webcast replay. During this conference call, Interwoven presented a slide in its Webcast containing previously reported gross margin percentage, operating margin percentage and net income (loss) per share over the current and the previous four quarters, on a basis of generally accepted accounting principles and on a pro forma basis. This information, along with a reconciliation to comparable financial measures in accordance with generally accepted accounting principles, is presented below.

     The table below reconciles the Company’s gross margin percentage calculated in accordance with generally accepted accounting principles to the pro forma gross margin percentage. The Company computes its gross margin percentage by dividing gross profit, as reported, by total revenues and its pro forma gross margin percentage by dividing pro forma gross profit by total revenues.

	Three Months Ended
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
(in thousands, except percentages)	2004	2004	2004	2003	2003
Total revenues	$40,261	$39,495	$37,394	$33,658	$26,073
Gross profit, as reported	$27,169	$26,677	$24,797	$22,449	$17,387
Add amortization of purchased technology	2,739	2,589	2,589	1,962	—
Pro forma gross profit	$29,908	$29,266	$27,386	$24,411	$17,387
Gross margin percentage, as reported	67.5%	67.6%	66.3%	66.7%	66.7%
Pro forma gross margin percentage	74.3%	74.1%	73.2%	72.5%	66.7%

     The table below reconciles the Company’s operating margin percentage calculated in accordance with generally accepted accounting principles to the pro forma operating margin percentage. The Company computes its operating margin percentage by dividing loss from operations by total revenues and its pro forma operating margin percentage by dividing pro forma income (loss) from operations by total revenues.

		Three Months Ended
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
(in thousands, except percentages)	2004	2004	2004	2003	2003
Total revenues	$40,261	$39,495	$37,394	$33,658	$26,073

Loss from operations, as reported	($2,821)	($15,476)	($7,254)	($13,027)	($19,245)
Add (deduct) certain charges:
Amortization of purchased technology	2,739	2,589	2,589	1,962	—
Amortization of stock-based compensation	941	806	2,605	866	475
Amortization of intangible assets	1,217	1,207	1,207	803	657
In-process research and development	—	—	—	4,575	—
Restructuring and excess facilities	(266)	11,837	—	3,112	13,324

Pro forma income (loss) from operations	$1,810	$963	($853)	($1,709)	($4,789)

Operating margin, as reported	(7.0%)	(39.2%)	(19.4%)	(38.7%)	(73.8%)

Pro forma operating margin percentage	4.5%	2.4%	(2.3%)	(5.1%)	(18.4%)

     The table below reconciles the Company’s net loss per share calculated in accordance with generally accepted accounting principles to the pro forma net income (loss) per share. The Company computes pro forma net income (loss) per share by dividing pro forma net income (loss) by shares used in computing pro forma net income (loss) per share. Share used in computing pro forma net income (loss) per share includes the weighted average shares outstanding for the period presented plus dilutive common stock options.

		Three Months Ended
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
(in thousands, except for per share amounts)	2004	2004	2004	2003	2003
Net loss, as reported	($2,596)	($15,586)	($6,984)	($12,397)	($18,840)
Add (deduct) certain charges:
Amortization of purchased technology	2,739	2,589	2,589	1,962	—
Amortization of stock-based compensation	941	806	2,605	866	475
Amortization of intangible assets	1,217	1,207	1,207	803	657
In-process research and development	—	—	—	4,575	—
Restructuring and excess facilities	(266)	11,837	—	3,112	13,324
Tax impact of pro forma adjustments	(532)	(130)	—	—	—

Pro forma net income (loss)	$1,503	$723	($583)	($1,079)	($4,384)

Pro forma net income (loss) per share	$0.04	$0.02	($0.01)	($0.03)	($0.17)

Shares used in computing pro forma net income (loss) per share	41,319	41,629	40,137	32,742	26,398

     The information contained in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of Interwoven, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in the filing.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 20, 2004*

*	This exhibit is furnished with this Current Report on Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of Interwoven, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in the filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERWOVEN, INC.

October 20, 2004	By:	/s/ JOHN E. CALONICO, JR.

John E. Calonico, Jr.
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated October 20, 2004.*

*	This exhibit is furnished with this Current Report on Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of Interwoven, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in the filing.